Exhibit 10.1

KPMG


    Somekh Chaikin

    Mail address            Office address          Telephone 972 3 684 8000
    PO Box 609              KPMG Millennium Tower   Fax 972 3 684 8444
    Tel Aviv 61006          17 Ha'arba'a Street
    Israel                  Tel Aviv 64739
                            Israel



INDEPENDENT AUDITOR'S CONSENT



We consent to the inclusion of our report dated March 26, 2003, with respect to the financial statements of B.V.R. Systems (1998) Ltd. as of and for the year ended December 31, 2002, in B.V.R. Systems (1998) Ltd.'s Annual Report on 20F. This consent should not be regarded as in any way updating the aforementioned report or representing that we performed any procedures subsequent to the date of such report.



  /s/ Somekh Chaikin
-------------------------------------
Somekh Chaikin
Certified Public Accountants (Israel)
A member of KPMG International



May 4, 2003



Somekh Chaikin, a partnership registered under the Israeli Partnership Ordinance, is a member of KPMG International, a Swiss Association.